EXHIBIT 10.1

                    PARTNERSHIP ASSET DISTRIBUTION AGREEMENT


     This PARTNERSHIP ASSET DISTRIBUTION AGREEMENT ("Agreement") is made and entered into as of February 28, 2005 ("Effective Date") by and among UCV, L.P., a California limited partnership ("UCV"), UCVNV, INC., a Nevada corporation ("UCVNV"), PAS MANAGEMENT, INC., a Nevada corporation ("PAS"), SPORTS ARENAS PROPERTIES, INC., a California corporation ("SAPI"), and PATRICIA A. SHENKER, an individual ("Shenker"). UCV, UCVNV, PAS, SAPI and Shenker may be referred to herein individually as a Party or collectively as Parties.

          A. UCVNV has been the Managing General Partner of UCV holding a 1% Partnership Interest in UCV ("UCV Interest").

          B. PAS is a General Partner of UCV holding a 1% Partnership Interest in UCV ("PAS Interest").

         C. SAPI is a Limited Partner of UCV holding a 41.77% Units of UCV ("SAPI Interest").

         D. Shenker is a Limited Partner of UCV holding a 56.23% Units in UCV ("Shenker Interest").

         E. The Parties entered into that certain Agreement of Limited Partnership dated as of June 1, 1997 (the "Partnership Agreement"), as amended on February 27, 2001 (the "First Amendment"), March 6, 2002 (the "Second Amendment"), March 12, 2002 (the "Third Amendment") and September 12, 2003 (the "Fourth Amendment") and as amended by those certain Memoranda dated effective March 31, 2003, August 31, 2004 and October 12, 2004.

         F. All capitalized terms used but not defined herein shall have the same meanings ascribed to them in the Partnership Agreement.

         G. UCV desires to make and PAS and Shenker desire to accept the distribution of certain partnership assets, as more fully set forth herein, in full satisfaction of their respective partnership interest(s) in UCV.

         NOW, THEREFORE, for good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the Parties agree as follows.

         1. Distribution of Partnership Assets to Shenker and PAS. In consideration of the full satisfaction and termination of all of Shenker's and PAS' rights, title and interest in the Shenker Interest and the PAS Interest, as of the Effective Date, the following partnership assets shall be distributed, transferred and conveyed to Shenker and PAS, in the form attached hereto and made part hereof as Exhibit "A":

          1.1 all of UCV's 100% membership interest in UCV MEDIA TECH CENTER, LLC, a Delaware limited liability company ("UCVMTC").


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          1.2 the Parties hereby acknowledge and agree UCVMTC is the titleholder of record of those certain real properties located at 2702, 2705, 2709 and 2710 Media Tech Center Drive, in the City of Los Angeles, County of Los Angeles, State of California (the "Real Property"), together with the following:

          1.2.1 all buildings, fixtures, and other improvements situated on the Real Property ("Improvements");

          1.2.2 all rights, easements, and appurtenances pertaining to the Real Property, including any right, title and interest in and to adjacent streets, roads, alleys, and rights of way;

          1.2.3 all the personal property located upon or in the Real Property and the Improvements and used in connection with the operation thereof, including but not limited to all accounts and account receivables ("Personal Property");

          1.2.4 all right, title and interest in and to any rental agreements with occupants, tenants and lessees of the Improvements and/or the Real Property, including, but not limited to, all refundable and non-refundable security, rental and cleaning deposits, and prepaid rent; and

          1.2.5 such other rights, interests, and properties as may be specified in this Agreement

     The Real Property, together with the Improvements, Personal Property, Tenant Leases and other rights, interests, easements, appurtenances, and properties described in this Agreement, subject to all encumbrances, are hereinafter collectively called the "Property."

         2. Termination of Shenker Interest and PAS Interest. Subject to the obligations set forth herein, as of the Effective Date, the Shenker Interest and the PAS Interest shall be surrendered, liquidated and terminated.

         3. Payment To SAPI. In consideration of the obligations set forth herein and as a settlement of certain disputes as of the Effective Date, upon the execution of this Agreement, Shenker and/or PAS shall make a one-time payment in the amount of $57,000.00 to UCV, UCVNV and SAPI.

         4. Value of Asset Distributed. The Parties acknowledge and agree the value of the UCVMTC represents the equivalent fair market value of the Shenker Interest and the PAS Interest as determined pursuant to arms' length negotiations. Each Party further acknowledges that a tax attorney or other qualified advisor has explained the tax consequences of the allocations to her/it, and further, each Party hereby waives any and all rights she/it may have to seek any additional appraisal of the Property, UCVMTC, the PAS Interest or the Shenker Interest.

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         5. Cooperation. To the extent additional documentation or cooperation shall be required to consummate the transactions contemplated herein or to carry out the provisions hereof, including but not limited to such documentation or action as may be required to complete the transfer of UCV's 100% membership interest in UCVMTC to Shenker or to obtain the consent or approval of any lender having any security interest in the Property, the Party whose cooperation may be required agrees to fully cooperate with the Party requesting such cooperation, which may include but not limited to executing (with acknowledgment where necessary) and delivering all documents and instruments and to perform such other acts as may be necessary to carry out the provisions hereof or use their best efforts to obtain all consents and authorizations of third parties and governmental agencies and make all filings with, and give all notices to, third parties and governmental agencies, which may be necessary or reasonably required in order to effect the transactions contemplated hereby.

         6. Consent of UCV and Managing General Partner. UCV and UCVNV hereby fully consent to the distribution of UCVMTC (and UCVMTC's ownership of the Property) to Shenker and PAS and to the termination of the Shenker Interest and the PAS Interest as set forth herein this Agreement.

         7. Release of Claims by UCV, UCVNV and SAPI. Except for their respective obligations set forth herein, UCV, UCVNV and SAPI, each, on behalf of itself and its predecessors, successors, affiliates, representatives, agents, employees, officers, owners, shareholders, subsidiaries, affiliates, partners and assigns does hereby absolutely, fully, and forever release and discharge Shenker and PAS and their respective assigns, predecessors, customers, successors, attorneys, insurers, representatives, agents, employees, officers, owners, shareholders, subsidiaries, affiliates, and partners from any and all claims, actions, suits, proceedings, causes of action, appeals, sums of money, accounts, debts, liabilities, obligations, reckonings, allegations, costs, expenses, liens, fees, damages, and demands of whatsoever kind or nature, whether known or unknown, suspected or unsuspected, fixed or contingent arising out of, relating to or in any way connected to the Shenker Interest, the PAS Interest or Shenker's and PAS' ownership, operation and interest in UCV.

         8. Release of Claims by Shenker and PAS. Except for their respective obligations set forth herein, Shenker and PAS, each, on behalf of herself/itself and its predecessors, successors, affiliates, representatives, agents, employees, officers, owners, shareholders, subsidiaries, affiliates, partners and assigns does hereby absolutely, fully, and forever release and discharge UCV, UCVNV and SAPI and their respective assigns, predecessors, customers, successors, attorneys, insurers, representatives, agents, employees, officers, owners, shareholders, subsidiaries, affiliates, and partners from any and all claims, actions, suits, proceedings, causes of action, appeals, sums of money, accounts, debts, liabilities, obligations, reckonings, allegations, costs, expenses, liens, fees, damages, and demands of whatsoever kind or nature, whether known or unknown, suspected or unsuspected, fixed or contingent arising out of, relating to or in any way connected to UCVNV's and SAPI's ownership, operation and interest in UCV, except the release set forth in this Paragraph 8 does not extend or apply to the following but only if the same was not, on or before the Effective Date: (i) currently and actually known by Shenker or PAS; or (ii) theretofore disclosed in writing to Shenker or PAS by UCV, UCVNV or SAPI or any affiliate of thereof:

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                  a. any fraud, willful misconduct or material misrepresentation arising out of, relating to or in any way connected to any actions taken or documents or instruments filed or recorded with any governmental or administrative agencies relating to or in any way connected with UCV, UCVNV or SAPI or any dealings or transactions between or among any or all of them and Sports Arenas, Inc., a Delaware corporation ("Sports Arenas").

                  b. any breach of fiduciary duty, including but not limited to undisclosed payments made to or for the benefit of SAPI or any Affiliates of SAPI or UCVNV or Controlled Affiliates, arising out of or in any way connected to the operation of UCV, UCVNV, SAPI or their respective relationships with or dealings or transactions between or among any or all of them and Sports Arenas.

                  Claims, actions, suits, proceedings, causes of action, appeals, sums of money, accounts, debts, liabilities, obligations, reckonings, allegations, costs, expenses, liens, fees, damages, and demands arising out of, relating to or in connection with matters set forth in Paragraphs 8(a) through 8(b) shall be collectively referred to herein as the "Unreleased Claims".

         9. No Assignment of Claims. Each Party represents and warrants that she/it has not and will not assign, transfer, purport to assign or transfer to any person, firm, or corporation any claim herein.

         10. Waiver of Section 1542: Unknown Claims. The Parties hereby acknowledge that, except for the obligations and provisions set forth herein and except for the Unreleased Claims, they are aware that it is the intention of each of them that the execution of this Agreement shall, except as to the rights, obligations, and exceptions contained herein, be effective as a full and final settlement of, and as a bar to, all of UCV's, UCVNV's, SAPI's, Shenker's and PAS' claims which each has or may hereafter have against each other to the Effective Date. The Parties further acknowledge that they are aware that, if they hereafter discover facts different from or in addition to the facts which they now know or believe to be true with respect to each Party's ownership, operation and interest in UCV and all matters relating thereto, it is nevertheless their intention hereby to settle, finally, any and all of the claims which now exist or hereafter may exist with respect to each Party's ownership, operation and interest in UCV and all matters relating thereto, except for the Unreleased Claims.

         With respect to the releases contained herein, it is acknowledged by each Party that she/it has been informed of the provisions of Section 1542 of the Civil Code of the State of California, and each Party does hereby expressly waive and relinquish all rights and benefits which they have or may have under said Section, which reads as follows:

                  "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

       -----  ---------         --------         --------          ----------
        UCV    UCVNV              SAPI           Shenker               PAS

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         11. Hold Harmless.

                  11.1 From and after the Effective Date, Shenker and PAS shall assume and protect, defend, indemnify and hold UCV, UCVNV and SAPI harmless from any and all liabilities, including but not limited to reasonable attorney fees, and obligations arising from the ownership, operation, maintenance or financing of UCVMTC or its Property.

                  11.2 From and after the Effective Date, UCVNV and SAPI shall protect, defend, indemnify and hold Shenker and SAPI harmless from any and all liabilities, including but not limited to reasonable attorney fees, and obligations arising from UCVNV's and SAPI's ownership, operation, maintenance or financing of UCV or its property or the property of any entity owned or controlled by UCV.

         12. 2004 Partnership and Tax Return. Partnership accounting and tax return for UCV for the year 2004 shall be prepared by Nathan & Soroko, CPAs. The Parties shall cooperate to prepare tax basis financial statements, allocation of tax gain and loss and establish partner tax basis for Shenker and PAS for the period from January 1, 2005 to the Effective Date. Notwithstanding anything to the contrary, the Parties agree UCVNV's and SAPI's share of the costs of the preparation of the 2004 and 2005 short year tax returns shall not exceed $5,000.

         13. Representations and Covenants.

                  13.1 Partnership Records. UCV, UCVNV and SAPI, each, hereby warrants and covenants that they shall either deliver to Shenker or PAS true and complete originals or copies of or keep and maintain all partnership records, including but not limited to, all local, state and federal tax returns, financial records, business records, contracts, agreements, evidences of intangible assets, tangible assets and all other records, relating to UCV for a period of ten (10) years from the Effective Date, and further, in the event any records relating to UCV are intended to be destroyed, the entity in possession of such records to be destroyed, shall provide Shenker and PAS with a thirty
(30) days prior written notice which shall set forth in specific details the records to be destroyed.

                  13.2 No Sale of Assets. Each Party hereby represents and warrants that she/it has not assigned, transferred, or sold to any person, firm or entity, any assets, including but not limited to any real or personal properties, accounts or account receivables, which UCV owns prior to the Effective Date.

         14. Notice Regarding Partnership Matters. Each Party shall promptly provide the other Parties hereto written notice of any matter, including but not limited to disputes, claims, lawsuits, audits, assessments, reviews, proceedings, complains, and charges, relating to the operation and management of UCV prior to the Effective Date.

         15.      Miscellaneous.

                  15.1 Headings. The subject headings of the Paragraphs of this Agreement are included for purposes of convenience only, and shall not affect the construction or interpretation of any of its provisions.

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                  15.2 Entire Agreement; Modification; Waiver. This Agreement
constitutes the entire agreement between the Parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and understandings of the Parties. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by the Parties. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the Party making the waiver.

                  15.3 Binding Agreement. This Agreement shall be binding on and shall inure to the benefit of the parties to it and their respective heirs, legal representatives, successors, and assigns.

                  15.4 Authority. Each person executing this Agreement represents that they have been authorized to do so and hereby binds their respective companies.

                  15.5 Governing Law. This Agreement shall be governed by, and
construed  in  accordance   with,   the  laws  of  the  State  of California.

                  15.6 Severability. If any portion of this Agreement shall be determined to be invalid or unenforceable, the Parties agree that the remainder of the Agreement shall be valid and enforceable to the maximum extent possible.

                  15.7 Construction. This Agreement has been freely negotiated by the Parties, that each Party has had the opportunity to review and revise this Agreement, that each Party has had the opportunity to consult with counsel with regard to this Agreement, and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting Party will not be employed in the interpretation of this Agreement or any amendments or exhibits to this Agreement.

                  15.8 Counterparts and Facsimile. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one of the same instrument. The Parties contemplate that they may be executing counterparts of this Agreement transmitted by facsimile and agree and intend that a signature by facsimile machine shall bind the party so signing with the same effect as though the signature were an original signature.

                  15.9 Notices. All notices, requests or other communications which may be or are required to be given, served or sent by any Party shall be deemed to have been properly given, if in writing and shall be deemed received
(a) upon delivery, if delivered in person or by facsimile transmission, with receipt thereof confirmed by printed facsimile acknowledgment, (b) one (1) business day after having been deposited for next day overnight delivery with any national reputable overnight courier service, or (c) three (3) business days after having been deposited in any post office or mail depository regularly maintained by the United States Postal Office and sent by registered or certified mail, postage paid, return receipt requested, and in each case, addressed as follows:

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                           To Shenker and PAS:

                           Patricia A. Shenker
                           C/o Dion-Kindem & Crockett
                           21271 Burbank Blvd., Suite 100
                           Woodland Hills, CA 91367
                           Facsimile:       (818) 883-4400
                           Telephone:       (818) 676-0246

                           With a Copy To:

                           Dion-Kindem & Crockett
                           21271 Burbank Blvd., Suite 100
                           Woodland Hills, CA 91367
                           Attention:       William E. Crockett, Esq.
                           Facsimile:       (818) 883-4400
                           Telephone:       (818) 676-0246


                           To UCV, UCVNV and SAPI:

                           7414 Carroll Road, Suite C
                           San Diego, CA 92121

                           Attention:       Steve Whitman
                           Facsimile:       (858) 408-0364
                           Telephone:       (858) 408-0370

                           With copy to:

                           Olmstead, Cramer & Pizzuto
                           401 West A. Street, Ste. 2300
                           San Diego, CA 92101
                           Attention:       Tyler Cramer, Esq.
                           Facsimile:       (619) 699-5845
                           Telephone:       (619) 232-1042

     15.10 Typographical Error Corrections and Confirmation of General Partners.
           ---------------------------------------------------------------------

               15.10.1 Notwithstanding any provision of the Fourth Amendment to the contrary, the Fourth Amendment Date shall be September 12, 2003.

               15.10.2 Any reference to the "Third Amendment" in Section 4 of the Fourth Amendment shall instead be deemed to have been made to the Fourth Amendment.

               15.10.3 Notwithstanding any revocation of the First Amendment, Second Amendment or Third Amendment, UCVNV and PAS are the duly admitted substitute General Partners of the Partnership and successors to UCVGP, INC., a California corporation, and BRANDY PROPERTIES, INC., a Missouri corporation, respectively.


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     IN  WITNESS  WHEREOF,  the  undersigned  parties  have duly  executed  this
Agreement as of the day and year first above written.

                           [Signatures to follow and end on the next page]



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GENERAL PARTNERS:
----------------

UCVNV:  UCVNV, INC., a Nevada corporation


            BY:    ______________________________
                   Harold S. Elkan, President

PAS:    PAS MANAGEMENT, INC., a Nevada corporation


            BY:    _______________________________
                   Patricia A. Shenker, President



LIMITED PARTNERS:
----------------

SAPI:   SPORTS ARENAS PROPERTIES, INC., a California corporation


            BY:    _______________________________
                   Harold S. Elkan, President


Shenker:   ___________________________________
          PATRICIA A. SHENKER,
           a married woman as
            her sole and
            separate property


UCV:       UCV, L.P., a California limited partnership
---

           BY:      UCVNV, INC., a Nevada corporation
                    Managing General Partner


                    By:      _____________________________
                             Harold S. Elkan, President




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                                    EXHIBIT A
                               GENERAL ASSIGNMENT

         THIS GENERAL ASSIGNMENT (this "Assignment") is executed as of February 28, 2005, by UCV, L.P., a California limited partnership ("Assignor") in favor of Patricia A. Shenker, an individual, or nominee ("Shenker"), and PAS Management, Inc., a Nevada corporation ("PAS"). Shenker and PAS may be collectively referred to herein as "Assignee".

         WHEREAS, Assignor and Assignee entered into that certain Partnership Asset Distribution Agreement dated of even date hereof (the "Distribution Agreement"), which shall be incorporated herein and made part hereof, pursuant to which Assignor agreed to distribute, transfer and convey to Assignee all of Assignor's 100% membership interest in UCV Media Tech Center, LLC, a Delaware limited liability company ("UCVMTC").

         WHEREAS, Assignor desires to distribute, assign, transfer, setover and deliver to Assignee all of Assignor's 100% membership interest in UCVMTC, including but not limited to all rights, title and interest in the Property (as defined in the Distribution Agreement) (collectively, the "UCVMTC Interest").

         NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1. Assignor hereby assigns, transfers, sets over and delivers to Assignee, its successors and assigns, all of Assignor's right, title and interest in and to the UCVMTC Interest.

                  2. This Assignment may be executed in any number of counterparts, each of which may be executed by any one or more of the parties hereto, but all of which shall constitute one and the same instrument, and shall be binding and effective when all parties hereto have executed and delivered at least one counterpart.

                  3. The terms and provisions of this Assignment shall be binding upon and inure to the benefit of the respective parties hereto, and their respective successors and assigns.

     IN WITNESS WHEREOF, Assignor has caused this Assignment to be duly executed as of the day and year first written above.

                 ASSIGNOR:

                 UCV, L.P., a California limited partnership

                 BY:      UCVNV, INC., a Nevada corporation
                          Managing General Partner


                          By:      _____________________________
                                   Harold S. Elkan, President



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